SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): April 1, 2004


                       Allegheny Technologies Incorporated
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             (Exact name of registrant as specified in its charter)


           Delaware                   1-12001                    25-1792394
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(State or other jurisdiction       (Commission              (IRS Employer
 of incorporation)                  File Number)             Identification No.)


      1000 Six PPG Place, Pittsburgh, Pennsylvania               15222-5479
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     (Address of principal executive offices)                    (Zip code)


       Registrant's telephone number, including area code: (412) 394-2800


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Item 5.    Other Events.

(a) On April 1, 2004, Allegheny Technologies Incorporated issued a press release in which the Company commented on the first quarter 2004 and updated the status of the previously announced J&L Specialty Steel Asset Purchase Agreement dated February 16, 2004. A copy of this press release is attached as
           Exhibit 99.1.





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ALLEGHENY TECHNOLOGIES INCORPORATED


                                          By: /s/ Jon D. Walton
                                              ----------------------------------
                                              Jon D. Walton
                                              Executive Vice President,
                                              Chief Legal and Compliance Officer


Dated:  April 1, 2004





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



                                  EXHIBIT INDEX


Exhibit 99.1         Press Release dated April 1, 2004.







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